UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
August 2, 2012

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
*	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 8 – Other Events

Item 8.01                 Other Events

On August 2, 2012, City Holding Company (“City”) and Community Financial Corporation, Inc. (“Community”), announced that they had entered a definitive agreement, dated as of August 2, 2012, pursuant to which Community will merge with and into City.  A copy of the press release is attached hereto as Exhibit 99.1.  In addition, the Company will be providing supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors.  The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01                 Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release of City Holding Company, dated August 2, 2012
99.2	Investor Presentation dated August 2, 2012

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: August 3, 2012	City Holding Company

By:	/s/ Charles R. Hageboeck
Charles R. Hageboeck
President Chief Executive Officer

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